UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 25, 2016

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in charter)

Cayman Islands	001-34409	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

 (Address of Principal Executive Offices) (Zip code)

(86) 10-84945799

(Registrant’s Telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 25, 2016, the Company determined that it qualifies as a “foreign private issuer” as defined under Rule 3b-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Accordingly, effective immediately after the filing of this Form 8-K, the Company will begin reporting under the Exchange Act as a foreign private issuer, including the filing of annual reports on Form 20-F and current reports on Form 6-K.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Recon Technology, Ltd

By:	/s/ Shenping Yin
Shenping Yin
Chief Executive Officer

Dated: November 25, 2016